UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
 LKQ Corporation

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THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 12, 2020.

On April 9, 2020, LKQ Corporation (the "Company") issued a press release related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Tuesday, May 12, 2020. As described in the press release, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting Format supplements the 2020 Notice of Annual Meeting and Proxy Statement of the Company (the "Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on March 23, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting.

The proxy card previously filed with the Proxy Statement will not be updated to reflect the change in format of the 2020 Annual Meeting and may be used to vote shares of common stock at the 2020 Annual Meeting. New proxy cards will not be mailed or otherwise be sent to stockholders in connection with the meeting.

These supplemental proxy materials are being filed with the SEC on April 9, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2020

To Our Stockholders:

In response to continued public health precautions regarding in-person gatherings given the coronavirus/COVID-19 outbreak, and to support the health and well-being of our stockholders and company personnel, NOTICE IS HEREBY GIVEN that the Board of Directors of LKQ Corporation (the "Company") has determined to change the format of the 2020 Annual Meeting of Stockholders of the Company (the "2020 Annual Meeting") to a meeting conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. As previously announced, the 2020 Annual Meeting will be held on Tuesday, May 12, 2020 at 1:30 p.m. Central Time. However, the 2020 Annual Meeting will no longer be held at 500 West Madison Street, Third Floor Conference Center--Washington Room, Chicago, Illinois 60661 but rather will be held virtually, with attendance via the internet. Stockholders will not be able to attend the 2020 Annual Meeting in person.

We have designed the format of the 2020 Annual Meeting to provide stockholders the same rights and opportunities to participate as they would have at an in-person meeting.

As described in the previously-distributed proxy materials for the 2020 Annual Meeting, you are entitled to participate in and vote at the 2020 Annual Meeting if you held shares of our common stock as of the close of business on March 16, 2020, the record date designated by our Board for the 2020 Annual Meeting, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. The items of business are the same as set forth in the 2020 Notice of Annual Meeting and Proxy Statement dated March 23, 2020 previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2020 Annual Meeting will begin promptly at 1:30 p.m. Central Time. Online access to the audio webcast will open 10 minutes prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Log-in Instructions. To be admitted to the virtual 2020 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/LKQ2020 using the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.

Technical Assistance. Beginning 10 minutes prior to, and during, the 2020 Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at 1.800.586.1548 (toll-free in the United States) or +1.303.562.9288 (for international participants).

Voting Prior to or at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and 2019 annual report and vote your shares in advance of the 2020 Annual Meeting. You may vote your shares during the 2020 Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/LKQ2020. However, shares may also be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the internet or telephone that were included in the previously-distributed proxy materials.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials. The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change in format of the meeting.

Submitting Questions at the Annual Meeting; Rules of Conduct. Beginning 10 minutes prior to, and during, the 2020 Annual Meeting, you can view our Agenda and the Rules of Conduct for the 2020 Annual Meeting, and submit questions, at www.virtualshareholdermeeting.com/LKQ2020. The Rules of Conduct will also be available beginning May 1, 2020 at https://investor.lkqcorp.com under the heading "Stockholder Meeting."

After the business portion of the 2020 Annual Meeting concludes and the meeting is adjourned, we will hold a question and answer session during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the 2020 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2020 Annual Meeting. Questions and answers will be grouped by topic and substantially similar questions will be answered only once. To promote fairness and efficient use of the Company’s resources, we will respond to no more than two questions from any single stockholder.

Stockholder List. Beginning 10 minutes prior to, and during, the 2020 Annual Meeting, the list of our stockholders of record will be available for viewing by stockholders for any purpose germane to the meeting at www.virtualshareholdermeeting.com/LKQ2020. In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the 2020 Annual Meeting for any purpose germane to the meeting will be available during the ten days preceding the 2020 Annual Meeting by following the instructions on our website at https://investor.lkqcorp.com under the heading "Stockholder Meeting." Stockholders submitting any such request will be asked to include the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.

Replay. A webcast playback of the 2020 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/LKQ2020 within approximately 24 hours after the completion of the meeting.

On behalf of our Board of Directors, management and employees, thank you for your continued support.

By Order of the Board of Directors
Victor M. Casini
Senior Vice President, General Counsel and Corporate Secretary
April 9, 2020

PRESS RELEASE DATED APRIL 9, 2020

LKQ Corporation Changes the Format of Its 2020 Annual Meeting of Stockholders to Virtual-Only Due to Coronavirus Precautions

Chicago, IL (April 9, 2020) -- LKQ Corporation (Nasdaq: LKQ) today announced that due to continued public health precautions regarding in-person gatherings given the coronavirus (COVID-19) outbreak and to support the health and well-being of stockholders and company personnel, the format of the 2020 Annual Meeting of Stockholders has been changed to a virtual-only meeting through an audio webcast. As previously announced, the 2020 Annual Meeting will be held on Tuesday, May 12, 2020 at 1:30 p.m., Central Time. Stockholders will not be able to attend the Annual Meeting in person.
As described in the proxy materials for the 2020 Annual Meeting previously distributed, stockholders as of the close of business on March 16, 2020, the record date, are entitled to participate in and vote at the 2020 Annual Meeting. To be admitted to the audio webcast of the 2020 Annual Meeting at www.virtualshareholdermeeting.com/LKQ2020, a stockholder must enter the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders. Online access to the audio webcast will open 10 minutes prior to the start of the 2020 Annual Meeting. Stockholders may submit questions in writing through the virtual meeting platform. Those who do not have a control number may attend as guests but will not be able to vote shares or submit questions during the audio webcast.
While voting during the virtual meeting will be permitted, we encourage stockholders to vote in advance of the meeting. The control number on the proxy card, voting instruction form or notice of internet availability included with the previously distributed proxy materials will not be reissued and may continue to be used to vote your shares in connection with the 2020 Annual Meeting. Instructions for voting are as follows:

Vote BEFORE the meeting:
Vote by one of the following methods:
      • at www.proxyvote.com by 11:59 p.m. Eastern Time on May 11, 2020
      • call 1-800-690-6903 by 11:59 p.m. Eastern Time on May 11, 2020
      • mark, sign and date your proxy card and return it prior to the meeting in the postage-paid envelope we previously provided

Vote DURING the meeting:	Go to www.virtualshareholdermeeting.com/LKQ2020. Stockholders may attend and vote during the virtual meeting by following the instructions on this website.

Additional information has been filed with the SEC concerning the meeting.
About LKQ Corporation
LKQ Corporation (www.lkqcorp.com) is a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles.  LKQ has operations in North America, Europe and Taiwan. LKQ offers its customers a broad range of replacement systems, components, equipment and parts to repair and accessorize automobiles, trucks, and recreational and performance vehicles.
Contact:
Joseph P. Boutross- LKQ Corporation, Vice President, Investor Relations
1-(312) 621-2793